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EXHIBIT 10(a)


                           OFFICE LEASE AGREEMENT


     THIS LEASE AGREEMENT (the "Lease") is made and entered into as of the   1st
day  of   January 1997 , by and between CITADEL LAND, INC. (the "Landlord")  and
Washington Homes, Inc. (the Tenant"), collectively called the "Parties".

                           WITNESSETH:

     FOR AND IN CONSIDERATION of the sum of One Dollar ($1.00) and the mutual independent covenants in this Lease, the Parties agree as follows:

     1.   DEFINITIONS

          Unless the context in which they appear requires otherwise, the following capitalized words, when initially capitalized in this Lease, shall have the meanings assigned to each as below:

     A. "Office Building": That building known as "Ingle West Building I" at 1802 Brightseat Road, Landover, Maryland.

     B. "Office Building Area": That parcel of land found on Tax Map 60, Grid C-4, Parcel 86, in Prince George's County, Maryland and the Office Building as shown on Exhibit A of this Lease.

     C. "Premises": That Rentable Area of Twenty Four Thousand Three Hundred Eighty (24,380) square feet on the third, fifth, and sixth floors of the Office Building as shown on Exhibit A of this Lease.

     D.   "Term":   That  period  beginning  on  the  Rental  Commencement  Date
(hereinafter defined), extending for One Hundred Twenty (120) months thereafter and including any and all properly exercised renewals.

     E.   "Rental Commencement Date,": January 1, 1998

     F. "Termination Date" The earlier of (i) Midnight on the last day of the Term, or (ii) at Landlord's option in the event of a breach of this Lease by Tenant.

     G. "Base Rent" The sum of Three Hundred Ninety Thousand Eighty DOLLARS and NO/100 ($390,080) during the first twelve (12) months of this Lease per annum, payable by Tenant as directed by Landlord pursuant to Section 4 herein in equal monthly installments in advance, of Thirty Two Thousand Five Hundred Six DOLLARS AND 66/100 ($32,506.66). The Base Rent shall be adjusted pursuant to
Section 4.

     H. "Security Deposit" The amount of Thirty Two Thousand Six Hundred Seventy Five DOLLARS AND 42/100 ($32,675.42) deposited with Landlord by Tenant on the date hereof, to be held and disposed of by Landlord in accordance with
Section 14 hereof.

     I.  (Intentionally Deleted)

     J. "Operating Year" That period beginning October 1 to and including the next following September 30. The Initial Operating Year shall be October 1, 1997 through September 30, 1998.

     K. "Operating Costs" Those expenses paid or incurred by Landlord in providing services to and in connection with operating, maintaining and repairing the Office Building and the Office building Area, or any part thereof, including common parking, open space, in the manner deemed by Landlord to be reasonable and appropriate for the best interest of Landlord and its property, Tenant and its property, and other tenants in the Office Building and Office Building Area consistent with the principles of sound real estate management of similar office buildings in the area, and shall include, by way of illustration only, but not be limited to, all of the following costs and expenses:

     (i) Operating, repairing, lighting, cleaning and insuring (included, but not limited to, the costs of liability insurance for personal injury, death, and property damage and workmen's compensation insurance covering personnel; glass, fire and casualty insurance) the Office Building and Office Building Area, or any part thereof, as well as all costs incurred in removing snow, ice and debris therefrom and of policing and regulating traffic with respect thereto, and depreciation of all machinery and equipment used therein or thereon;

     (ii) All costs of utilities, including electricity, gas, water and steam used in lighting, heating, air conditioning, ventilating and providing similar services to the Office Building and Office Building Area, including the Common Areas and Service Areas, but exclusive of costs with respect to utilities and other charges directly attributable to any single tenant or group of tenants in the Office Building which are charged directly to and paid by such tenant or group of tenants by Landlord;

     (iii) Repair and maintenance costs incurred for the purpose of maintaining the asset in questions in good condition and working order, or repairing the asset in question for the purpose of returning the asset to good condition and working order. In such regard repairs and maintenance may be preventative or curative and shall include, but not be limited to, plumbing, elevator, electrical, heating, air conditioning and ventilating equipment; restrooms, stairways, hallways, the lobby, parking areas and other common areas. It is understood that repairs and maintenance relate to services normally performed on a recurring basis for the purpose of keeping the asset in an ordinarily efficient operating condition. However, a repair and maintenance item may be sudden and nonrecurring;

     (iv) Service agreement costs for the Office Building Area, Office Building and equipment therein, including, but not limited to, security, alarm service, elevators, HVAC equipment, landscaping (including replanting and replacing flowers an other plantings), window or brick cleaning, pest control, trash removal and disposal and janitorial service, including equipment, uniforms, supplies and sundries;

     (v) Maintenance, replacement and repair costs of pavement, curbs, walkways, roof, walls, windows, floors, drainage, ducts, conduits and lighting;

     (vi)    Repainting and redecorating costs of all commonly used areas;

     (vii) Maintenance, management and other costs of matters required under recorded covenants, agreements and declarations;

     (viii) Amortization of the costs of capital investment items which are primarily for the purpose of reducing operating costs or which may be required for the purpose of reducing operating costs or which may be required by governmental authorities. All such costs shall be amortized over the reasonable life of the capital investment item, such being determined in accordance with generally accepted accounting principles.

     (ix) All taxes and assessments and governmental charges applicable to the Office Building and/or Office Building Area, or to Landlord's personal property used in connection therewith, whether federal, state, county or municipal, and whether assessed by taxing districts or authorities presently taxing the Office Building Area or the operation thereof, or by other taxing authorities, whether subsequently created or otherwise, and any other taxes and assessments attributable to the Office Building and Office Building Area or its operation (excluding, however, any federal and state taxes on income) and the costs and expenses of contesting any such assessments and charges, including, but not limited to, attorney's fees and bonds;

     (x) Management fees and commissions, wages, salaries and compensations, including payroll taxes, insurance and benefits, for all persons engaged in the maintenance, operation or repair of the Office Building or Office Building Area;

     (xi)  Legal, accounting, appraisal and engineering fees for services;

     (xii) All other items which would be considered as procured or incurred in maintaining, operating or repairing the Office Building and Office Building Area under sound accounting principles.

Operating Costs shall exclude:

     1. The cost of any work or service performed for any tenant for which such tenant pays directly or, except as set forth in (vii) above, the cost of capital improvements as determined under sound accounting principles;

     2.   Leasing and renting commissions;

     3.   Interest or other payments on loans to Landlord;

     4. Expenses for repairs paid by proceeds of insurance or other parties unrelated to Landlord;

     5.   Income Taxes.

     L. "Rentable Area" That floor area within the inside surface of the outer glass or finished column or exterior walls enclosing the Premises and measured to the midpoint of the walls separating areas leased by or held for lease to other tenants or from areas devoted to corridors, elevator foyers, restrooms, mechanical rooms, janitor closets, vending areas, and other similar facilities for the use of all tenants on the particular floor ("Common Areas"), but including a proportionate part of the Common Areas located on such floor based upon the ratio which the Tenant's Rentable Area (determined by excluding Common Areas) bears to the total Rentable Area on such floor, plus an allocation of the square footage of the Office Building's elevator, mechanical rooms, central mechanical and electrical rooms and any public lobbies used by all tenants which bears the same relationship as Tenant's Rentable Area (determined without regard to such areas) bears to the total Rentable Area of the Office Building (determined without regard to such areas). No deductions for Rentable Areas shall be made for columns or projections necessary to the Office Building. Landlord and Tenant agree that the Rentable Areas of the Premises as of the date of the execution hereof is 24,380 square feet.

     M. "Percentage" Forty Percent (40%) provided, however, that in the event that the amount of space leased by Tenant shall increase or decrease subsequent to the Rental Commencement Date, whether pursuant to an option to expand or otherwise, the Percentage shall be appropriately adjusted by the Landlord.

     N. "Consumer Price Index" The Consumer Price Index of "All Items - U.S. Cities Average" published by the United States Department of Labor. Should such Index be discontinued, the base changed, or there otherwise be material changes, any adjustment in Base Rent or Additional Rent required under this Lease shall fairly reflect the increase in the cost of living from the Rental Commencement Date to the applicable date.

     2.   GRANTING CLAUSE

     Subject to the terms, conditions and provisions hereinafter set forth, and each in consideration of the duties, covenants and obligations of the other hereunder, Landlord does hereby lease, demise and let to Tenant, and Tenant hereby leases from Landlord the Premises, to have and to hold the same for the Term specified herein. This Lease, however, is subject to the existing rights and interests of third parties under existing liens, easements, ground leases or encumbrances covering the Office Building Area and all applicable zoning regulations, restrictions, rules and ordinances, building restrictions, restrictive covenants, agreements and other laws and regulations now in effect or hereinafter adopted by any governmental authority having jurisdiction over the Office Building and Office Building Area.

     3.   TERM AND TERMINATION

     A. The Term shall begin on the Rental Commencement Date and unless extended or renewed by mutual agreement shall end without notice at midnight on the Termination Date. Tenant agrees to vacate the Premises at the end of the Term and that Landlord shall be entitled to the benefit of all summary proceedings to recover possession of the Premises at the end of the Term as if statutory notice had been given.

     B. Tenant shall have the option to extend this Lease for a period of three (3) years subsequent to the Initial Term at terms to be mutually agreed upon, provided that Tenant is not in default of this Lease and that Tenant declares such intention to Landlord in writing no later than thirty (30) months following the Rental Commencement Date.

     C. During the period of four (4) months prior to the end of the Term, Landlord may display on the Premises a "for rent" sign and show the Premises to prospective tenants during normal business hours.

     D. In case of holding over by Tenant after expiration or termination of this Lease or of any properly exercised renewal or extension thereof, Tenant will pay, as liquidated damages, two hundred percent (200%) of the Base Rent and all attorneys' fees and expenses incurred by Landlord in enforcing its rights hereunder. No holding over by Tenant after the Term as such Term may be renewed or extended, either with or without the consent and acquiescence of Landlord, shall operate to extend the Lease unless Landlord and Tenant enter into a holdover agreement in writing. Any holding over shall constitute a tenancy-at-will.

     4.   RENTAL

     A.   Base Rent.

          (i) Tenant hereby agrees to pay to Landlord or its agent, without notice, demand, abatement, deduction or set-off during the Term, Base Rent for the Premises as due under this Lease, for the nonpayment of which Landlord shall be entitled to exercise all such rights and remedies as are herein provided
(Base Rent, Additional Rent [hereinafter defined] and all such other sums of money due from and payable by Tenant pursuant to this lease are collectively called "Rent"). The monthly Base Rent, together with any installment of Additional Rent due on a monthly basis, shall be due and payable in advance on the first day of each calendar month during the Term hereof and any extensions or renewal thereof, and Tenant hereby agrees to pay such Rent to Landlord c/o The Michael Companies, Inc., 4390 Parliament Place, Lanham, Maryland 20706,
Attn: Debra Marshall, or at such other address as may be designated by Landlord in writing from time to time. If the Rental Commencement Date is a day other than the first day of the month in which it falls, or if the Termination Date falls on a day other than the last day of a month, the Base Rent and Additional Rent due and payable for such month or months shall be prorated based on thirty
(30) days per month, and the Rent so prorated shall be paid in advance.

     (ii) Beginning with the second Rental Year of the Term and for each subsequent year, the Base Rent shall be increased by an amount equal to the percentage increase in the Consumer Price Index multiplied by the Base Rental as of the last day of prior Operating Year provided however that such percentage increase shall never be less than 2 1/2% or more than 5%.

     B.   "Additional  Rent"   Additional Rent shall include  all  items  and/or
amounts so qualified in this Lease.

     (i) During the Term Tenant shall pay to Landlord as Additional Rent an amount equal to the product of Tenant's Percentage multiplied by the amount, if any, by which the Operating Costs during a given Operating Year are estimated to exceed the Operating Costs for the Initial Operating Year. Such Additional Rent shall be paid monthly in advance and in equal installments based on the total amount calculated to be due of the Operating Year. In the event the Rental Commencement Date is a date other than the first day of the Operating Year or terminates on a date other than the last day of the Operating Year, the amount of Additional Rent payable by Tenant hereunder shall be prorated in the same ratio that the number of days during such Operating Year that Tenant has an obligation to pay Base Rent hereunder bears to 360.

     (ii) Following the end of each Operating Year Landlord, as soon as its practical, will submit to Tenant a statement (the "Operating Costs Statement") which shall include: (a) the Operating Costs, including real estate taxes, incurred during the previous Operating Year (except for the Initial Operating Year during which the Office Building Area is in operation, in which case Landlord's estimate of what actual Operating Costs would have been had the Office Building Area been in operation, the entire year shall be used); (b) the sum of any payments of estimated Additional Rent the Tenant paid under (i) above during such Operating Year; (c) the total amount of Additional Rent payable by Tenant for such Operating Year; (d) the amount of any overpayment or underpayment of Additional Rent by Tenant for such Operating Year; and (e) an estimate of the total Additional Rent payable by Tenant during the Operating Year in which Tenant receives the Operating Costs Statement. For the Operating Year in which the Rental Commencement Date occurs, Tenant shall pay monthly installments of Additional Rent based upon Landlord's estimate of Operating Costs to be insured during such year. Commencing with the first Operating Year following the Operating Year in which the Rental Commencement Date occurs and continuing for each Operating Year thereafter during this Lease, the monthly installment of estimated Additional Rent or Operating Costs payable following Tenant's receipt of the Operating Costs Statement shall be derived by subtracting all payments of Additional Rent pertaining to the then current Operating Year already paid during such Operating Year, divided by the number of complete months remaining in such Operating Year.

     (iii) Commencing with the first monthly payment of Additional Rent after Tenant's receipt of the Operating Costs Statement and continuing until Tenant receives the next Operating Costs Statement, Tenant shall pay, on a monthly basis in advance, the installment of estimated Additional Rent calculated under the provisions of Subsection (ii) above, which payments shall be applied to the actual Additional Rent due for the entire Operating Year in which such payments are made. Tenant shall pay any Additional Rent due, as shown in the Operating Costs Statement, within thirty (30) days after Tenant's receipt thereof, and Landlord shall apply as a credit against, and in reduction of, the next monthly payment (s) due, any overpayment of Additional Rent during the prior year disclosed in such Operating Costs Statement provided, however, that Tenant shall never pay less than the Basic Rent due for such Operating Year.

     (iv) If, for any reason, during the Term, Tenant increases or decreases the amount of space in the Office Building which it has under lease, then Tenant shall pay a prorata share of the Additional Rent attributable to such increased or decreased space, which prorata shall be based on the same ratio that the number of days during the Operating Year that such increased or decreased space was under lease bears to 360.

     (v) In computing the Additional Rent due by Tenant hereunder, if the Office Building is not fully leased throughout the Operating Year in question, or is not fully leased to tenants receiving services from Landlord and contributing to the costs thereof in same manner as services are provided to, and reimbursed by, Tenant hereunder, an adjustment shall be made by Landlord so that the amount of Operating Costs used in such computation pursuant to Subsection (i) above is the amount which, in Landlord's reasonable judgement, the Operating Costs would have been if the Office Building had been fully leased to tenants receiving services from Landlord and contributing to the costs thereof in the manner provided for herein.

     C. Late Charge. In the event any installment of Base Rent or Additional Rent shall be past due for more than seven (7) days, Tenant shall pay to landlord as Additional Rent a sum equal to eight (8%) percent of such unpaid amounts to cover Landlord's cost for the collection and the loss of income. All Base Rent, Additional Rent and all other sums due under this Lease shall be paid to Landlord when due, and if not paid when due, shall bear interest at the rate of fifteen (15%) percent per annum until paid, compounded monthly.

     D. All taxes, charges and costs which Tenant is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amount, and all damages and costs which Landlord may incur by reason of any default of Tenant or failure on Tenant's part to comply with the terms of this Lease, shall be deemed to be Additional Rent, and, in the event of nonpayment by Tenant of any Additional Rent herein, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of the Base Rent. Tenant's obligation to pay any Additional Rent occurring during the Term of this Lease pursuant to the terms of the Lease shall survive the expiration or sooner termination of this Lease.

     5.   SERVICES BY LANDLORD

     A.   Utilities and Services

     Landlord shall supply, insofar as facilities permit and as long as Tenant is not in default herein:

     (i) Cold water (at the normal temperature of the supply of water to the Office Building ) for lavatory and toilet purposes, refrigerated water for drinking purposes, and hot water (from the regular Office Building supply at prevailing temperatures) for lavatory purposes, all of such water service to be supplied from the regular supply of water to the Office Building at points of supply provided for the general use of tenants of the Office Building and through fixtures installed by Landlord or by Tenant with Landlord's consent.

     (ii) Electrical facilities for, and sufficient power to operate, typewriters, voice writers, calculating machines and other office machines of similar low electrical consumption but not including electricity required for electronic data processing equipment, special lighting in excess of Office Building standard, and any other items of electrical equipment which (singly) consumes more than 0.5 kilowatts at rated capacity or requires a voltage other than 120 volts single phase.

     (iii) Heating and air conditioning in season, at such times as Landlord normally furnishes these services to all tenants of the Office Building (which are 8:00 a.m. to 6:00 p.m.) Monday through Friday, Saturdays from 8:00 a.m. to 1:00 p.m., exclusive of legal holidays), and at such temperatures and in such amounts as are considered by Landlord from time to time, including, but not limited to, any adjustment required by any governmental regulations now or hereafter in effect with respect to energy consumption), such service otherwise on Saturdays, Sundays, and legal holidays to be optional on the part of Landlord and to be furnished only in the event Tenant bears the entire cost thereof.

     (iv) Elevator service in common with other tenants for ingress to and egress from the Premises provided that Landlord may reasonably limit the number of elevators to be in operation on Saturdays, Sundays and legal holidays.

     (v) Janitorial cleaning services Monday through Friday, exclusive of holidays, in the manner and to the extent deemed by Landlord to be standard.

     (vi) Routine maintenance and electric lighting service for public areas and special service areas of the Office Building in the manner and to the extent deemed by Landlord to be standard.

     (vii) All Office Building standard fluorescent bulb replacement in the Premises and all incandescent bulb replacement in public areas, restroom areas and stairways.

     (viii) At Landlord's option, security and/or alarm service to the Office Building during the weekends and after normal business hours during the week. Landlord shall not be liable for losses due to theft or burglary or for damages done by unauthorized persons on the Premises.

     The failure by Landlord to any extent to furnish these defined services, or any cessation, fluctuation, variation or interruption thereof shall not render Landlord liable in any respect for damages, direct or consequential, to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. Should any of the equipment or machinery break down, or for any cause cease to function properly, Tenant shall have no claim for rebate of rent or damages on account of an interruption in service occasioned thereby or resulting therefrom.

     If Tenant's requirements for electricity, water, security of other services exceed the standard normally provided by Landlord, Landlord, at Tenant's expense, will make reasonable efforts to supply such excess service through the then existing feeders servicing the Office Building and may bill Tenant periodically for such additional excess service. Such additional consumption shall be determined, at Landlord's election, either (1) by a survey performed by a reputable consultant selected by Landlord and paid for by Tenant, or (2) by a separate meter or other system of measurement in the Premises to be installed, maintained and ready by Landlord at Tenant's sole expense. All installations of fixtures, appliances and equipment for electricity or other utilities within the Premises will be subject to Landlord's prior written approval. Landlord's obligation to furnish electrical and other utility services will be subject to the rules and regulations of the supplier of such electricity or other utility services and the rules and regulations of any municipal or other governmental authority regulating the business of providing electricity and other utility services. At all times Tenant agrees that its use of electric current, water and other utilities will never exceed the level which Landlord determines to be its allocable share of the capacity of existing facilities to the Office Building or the riser or wiring installations and plumbing intake and discharge systems. Any riser or risers or wiring to meet Tenant's excess electrical requirements or excess plumbing fixtures or equipment, upon Tenant's request, will be installed by Landlord at Tenant's sole cost (if, in Landlord's sole judgement, the same are necessary and will not cause permanent damage or injury to the Office Building or to the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expenses or interfere with or disturb other tenants of occupants).

     B. Keys and locks. Landlord shall furnish Tenant two (2) keys for the corridor door entering the Premises. Additional keys will be furnished at a charge by Landlord on receipt of an order signed by Tenant or Tenant's authorized representative. All such keys shall remain the property of Landlord. No additional locks shall be allowed on any door of the Premises without Landlord's written permission, and Tenant shall not make or permit to be made any duplicate keys, except those furnished by Landlord. Upon termination of this Lease, Tenant shall surrender to Landlord all keys to the Premises and give to Landlord the combination of all locks for safes, safe cabinets and vault doors, if any, remaining in the Premises.

     C. Graphics. Landlord shall provide and install, at Tenant's cost, all letters or numerals on exterior doors to the Premises. All such letters and numerals shall be in the standard graphics for the Office Building and no others shall be used or permitted on the exterior of the Premises.

     D. Maintenance and repairs. Unless otherwise stipulated herein, Landlord shall not be required to make any repairs of any kind or character on the Premises during the Term or any extension thereof. The obligation of Landlord to maintain and repair the Premises shall be limited to repair of Office Building standard items. Any other leasehold improvements will be maintained by Landlord at Tenant's written request and expense, at a cost or charge equal to all costs incurred in such maintenance plus an additional charge to cover overhead, which costs and charges shall be payable by Tenant to Landlord within ten (10) days of the date Tenant receives an invoice therefor.

     6.   TENANT'S ACCEPTANCE OF PREMISES

     A. Occupancy as acceptance. By occupying the Premises Tenant accepts them in their present condition and acknowledges they are suited for their intended use and agrees that Landlord shall not be required to make any repairs or improvements except those structural repairs required for the safety of the occupants of the Office Building.

     B. Requirements of law. Tenant, at its sole cost and expense, shall comply promptly with all statutes, laws, ordinances, orders, regulations and requirements of the federal, state and local governments and any and all of their departments and bureaus, and of the Board of Fire Underwriters applicable to Tenant's use of the Premises, for the correction, prevention and abatement of nuisances or violations in, upon or connected with the Premises during the Term and for the prevention of fires.

     C. Certificate of occupancy. Tenant will not use or occupy the Premises in violation of any certificate of occupancy, permit or other governmental consent issued for the Office Building. If any governmental authority, after the commencement of the Term, shall contend or declare that the Premises are being used for a purpose which is in violation of such certificate of occupancy, permit or consent, then Tenant shall, upon five (5) days notice from Landlord, immediately discontinue such use of the Premises. Landlord represents that the Office Building is zoned to permit office uses.

     7.  ALTERATIONS AND IMPROVEMENTS

     A. Extension of Rental Commencement Date. In the event Landlord agrees to improve the Premises and if for any reason they are not ready for occupancy by the Rental Commencement Date, Landlord shall not be liable or responsible to Tenant for any claims, damages or liabilities, and unless the delay is attributable to the Tenant, the Rental Commencement Date shall be extended to the date that Landlord's work has been completed.

     B. Mechanics' and materialmen's liens. Tenant shall not do or suffer to be done any act, matter or thing whereby Tenant's interest in the leased Premises, or any part thereof, may be encumbered by any mechanics' or materialmen's lien. Tenant shall discharge, within ten (10) days after the date of filing, any mechanics' or materialmen's liens filed against Tenant's interest in the leased premises, or any part thereof, purporting to be for labor or material furnished or to be furnished to Tenant. Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and no mechanics' or materialmen's or other lien for labor or materials shall attach to or effect the reversionary, leasehold or other estate or interest of Landlord in and to the leased Premises, or the real property.

     C. Landlord's improvements. Landlord agrees to provide at its sole cost the improvements to the leased Premises set forth in Schedule B attached hereto (the "Leasehold Improvements") and made a part of this Lease.

     D. Tenant's improvements. Except to the extent that Landlord is responsible for making improvements to the Premises pursuant to Section 7.C above, Tenant agrees that it will make its improvements to the Premises as it may deem necessary at its sole cost. However, Tenant shall not cut or drill into or secure any fixtures, apparatus or equipment of any kind to any part of the Office Building, nor shall Tenant make any alterations, decorations, installations, additions or improvements to the Premises, including but not limited to, the installation of any electrical or other wiring, fixtures, amenities, equipment, appliances or other apparatus, without Landlord's prior written approval and then only by using contractors or mechanics employed or approved by Landlord. All such work, alterations, decorations, installations, additions or improvements shall be done at Tenant's sole expense and at such times and in such manner as Landlord may from time to time designate. However, Tenant may install shelving on the walls in the area designated on Exhibit A as the "copy room". All alterations, decorations, installations, additions or improvements made by either of the Parties hereto upon the Premises, except movable office furniture installed at Tenant's expense, shall be the property of Landlord and shall remain upon and be surrendered with the Premises at the termination of this Lease without molestation or injury.

     8.  REPAIRS AND OPERATION.

     A. Landlord will maintain the exterior of the Premises in good condition, unless the need for repairs is caused by the carelessness or negligence of Tenant, its agents, employees or servants, in which event Tenant shall be responsible for the costs of such repairs. Tenant shall give Landlord written notice of the necessity for such repairs regardless of cause.

     B. Tenant will keep the interior of the Premises clean and in good repair, will surrender them in as good condition as when received, excepting depreciation caused by ordinary wear and tear and damage by fire, unavoidable accident or Act of God; will not overload the electrical wiring serving the Premises; will maintain all mechanical equipment and keep producing or reproducing equipments it owns or operates in the Office Building Area in good working order free from vibrations or noise which may interfere with the quiet enjoyment of others of the Office Building Area; will receive and ship articles in and out of the Office Building and Office Building Area through facilities prescribed by Landlord; will replace promptly with glass of like kind and quality any glass in the Premises which may become broken or cracked due to Tenant's occupancy unless damaged by fire, Act of God, or act of Landlord, its agents or employees; and will not without the prior permission of Landlord place any sign, advertisement or decoration on the exterior walls, windows or doors of the Premises which is visible from the exterior of the Premises.

     C. Tenant will pay for all damage to the Office Building and/or Office Building Area, its fixtures and appurtenances, as well as all damages sustained by the tenants or occupants of the Office Building due to any waste, misuse or neglect of the Premises, its fixtures and appurtenances by Tenant, its employees or any other person or persons upon the Premises by Tenant's permission. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot which such floor was designed to carry and which may be allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, telephone switchboards or other heavy equipment and to prescribe the reinforcing necessary, if any, which in the opinion of Landlord may be required under the circumstances, such reinforcing to be at Tenant's expense. Business machines and mechanical equipment, if approved by Landlord in a separate written agreement between Landlord and Tenant, shall be placed and maintained by Tenant, or at Tenant's expense, in settings sufficient in Landlord's judgement to absorb and prevent vibration, noise of annoyance, and Tenant shall, at its expense, take such steps as Landlord may direct to remedy any such condition. There shall be no allowance to Tenant for a diminution of rental value, no abatement of Rent, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making repairs, alterations, additions or improvements in or to any portion of the Office Building or Office Building Area, or the Premises or in or to fixtures, appurtenances or equipment thereof, and no liability upon Landlord for failure of Landlord or others to may any repairs, alterations, additions or improvements in or to any portion of the Office Building Area, the Office Building or of the Premises, or in or to the fixtures, appurtenances or equipment thereof and the foregoing shall not be construed to mean that Landlord has any such obligations.

     D. Landlord, its agents, employees and contractors shall have the right to enter the Premises at all reasonable times and with reasonable notice for the purpose of making inspections or to install, maintain, repair, use or replace electrical, plumbing and mechanical equipment or installations serving the Office Building or Office Building Area. Except in case of emergency Landlord agrees that to the degree possible such repairs shall be made at time which will not disrupt Tenant's normal business operations. If Tenant fails to maintain or repair the Premises as required, Landlord may repair the Premises and charge the cost to Tenant as Additional Rent.

     9.   OFFICE BUILDING AREA AND PARKING FACILITIES

     A. Subject to the Rules and Regulations and any other conditions imposed by Landlord or any other party having authority to control the Office Building Area, Tenant shall be entitled to the non-exclusive use in common with others of automobile parking areas, driveways, access roads, footways, loading facilities, freight elevators and other facilities as may be constructed by Landlord for the common use by tenants in the Office Building Area. Tenant shall be limited to, without charge, 3.5 automobile parking spaces per 1000 square feet of Rentable Area in the Premises.

     B. Landlord reserves the right to make changes or revisions in the layout of the Office Building and the Office Building Area to increase the leasable area and to construct additional buildings.

     10.  ASSIGNMENT; SUBLETTING

          A. Tenant will not assign this Lease, sublet the Premises or permit the use of the Premises by any other party, directly or by operation of law, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld. Consent by Landlord to any assignment, subletting or use shall not constitute a waiver of the necessity for such consent to any subsequent assignment, subletting or use. If Tenant is a corporation whose voting stock is not publicly traded and if a change in the legal or beneficial ownership of the voting corporate stock of Tenant results in a change in control of Tenant, Landlord shall have the option to terminate this Lease without liability. If Landlord is a corporation whose voting stock is not publicly traded and if a change of control of Landlord or of the Office Building occurs, Tenant may terminate this Lease upon thirty (30) days prior notice to Landlord. Tenant shall give Landlord notice within ten (10) days of any change in the ownership of beneficial interest of the voting corporate stock of Tenant which would permit Landlord to terminate this Lease. In no event shall such assignment or subletting release Tenant of any of its obligations hereunder.

     B. Tenant shall not assign this Lease or sublet any part of the Premises let hereunder except with written approval by Landlord.

     C. Landlord reserves the right to assign this Lease as may be required under the terms of any financing or other agreement(s) for the Office Building or the Office Building Area or any part thereof.

     11.  INSURANCE; INDEMNITY

     A. Property Insurance. Landlord shall maintain fire and property insurance on the Office Building with an insurance company authorized to conduct business in Maryland, in amounts desired by Landlord. Payments for losses thereunder shall be made solely to Landlord. Tenant shall maintain at its expense fire and extended coverage insurance on all of its personal property, including removable trade fixtures located in the Premises and on all additions and improvements made by Tenant. Tenant will not do or suffer to be done, or keep or suffer to be kept, anything in, upon or about the Office Building or Office Building Area which will contravene Landlord's policies insuring against loss or damage by fire or other hazards (including, without limitation, public liability) or which will prevent Landlord from procuring such policies in companies and at premium rates acceptable to Landlord. If anything done, omitted to be done or suffered by Tenant to be kept in, upon or about the Office Building Area or other property of Landlord causes the premiums to be paid by Landlord to exceed the standard rates because of Tenant's operations, Tenant will pay promptly upon Landlord's demand, as Additional Rent, the amount of any such increased premium.

     B. Liability insurance. Tenant will keep in force at its own expense, as long as this Lease or any extension thereto remains in effect, public liability insurance with respect to the Premises in companies and in a form acceptable to Landlord with minimum limits of Five Hundred Thousand Dollars ($500,000.00) for injuries or death to any one person, and One Million Dollars ($1,000,000.00) for injuries and/or death arising out of any one occurrence or disaster, and property damage insurance with minimum limits of Fifty Thousand Dollars ($50,000.00). Tenant will deposit the insurance policy or policies or their certificates with Landlord together with satisfactory evidence that their premiums have been paid. The policies shall name Landlord and, at the request of Landlord, its mortgagee and land lessor as additional insured and shall provide that Landlord will be given notice at least (10) days in advance of any termination of such insurance for any cause. If Tenant fails to comply with its covenants made in this Section, if such insurance would terminate or if Landlord has reason to believe such insurance is about to be terminated, Landlord may, at its option, cause such insurance as it, in its sole judgement, deems necessary to be issued, and in such event Tenant agrees to pay promptly upon Landlord's demand, as Additional Rent, the premiums for such insurance.

     C. The Parties waive all right of recovery by way of subrogation, each against the other from any and all claims for loss by fire or any of the casualties covered by standard extended insurance coverage. If any additional charge or increase in premium is made by the insurer because of the waiver or subrogation, the party in whose favor the waiver is obtained shall pay such additional charge or increase in premium. If such waiver of the right of subrogation is not available from the insurers of either party, then this Subsection 11.C shall have no effect.

     D. Tenant shall attempt to obtain, in each of its insurance policies, provisions permitting waiver of any claim against the Tenant, for itself and its insurers, of all claims against the Landlord for which Tenant is insured. This Subsection shall not affect Subsection 11.C.

     E. Tenant will indemnify Landlord and hold it harmless and defend it from and against any and all loss claims, actions, damages, liability and expense, including attorneys' fees, in connection with loss of life, bodily injury, personal injury and/or damage to property arising from or out of the condition of the Premises or out of the occupancy or use by Tenant of the Premises, the Office Building or the Office Building Area or any other part of Landlord's property, occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees or invitees.

     12.  DESTRUCTION - FIRE OR OTHER CASUALTY

     In case of partial damage to the Premises by fire or other casualty insured against by Landlord, Tenant shall give immediate notice thereof to Landlord, who shall thereupon cause damage to all property owned by Landlord to be repaired with reasonable speed at expense of landlord, due allowance being made for reasonable delay which may arise by reason of adjustment of loss under insurance policies on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles" or any other cause beyond Landlord's control, and to the extent that the Premises are rendered untenantable the Rent shall proportionately abate, provided the damage above-mentioned occurred without the fault or neglect of Tenant, Tenant's servants, employees, agents, or visitors. But if such partial damage is due to the fault or neglect of Tenant, Tenant's servants, employees, agents or invitees, the damage shall be repaired by Landlord at Tenant's expense and there shall be no apportionment or abatement of Rent. In the event the damage shall be so extensive to the whole Office Building as to render it uneconomical, in Landlord's opinion, to restore for Office Building use or Landlord shall decide not to repair or rebuild the Office Building, this Lease, at the option of Landlord, shall be terminated upon written notice to Tenant and the Rent shall, in such event, be paid to or adjusted as of the date of such damage, and the terms of this Lease shall expire by lapse of time and conditional limitation upon the third day after such notice is mailed, and Tenant shall thereupon vacate the Premises and surrender the same to landlord, but no such termination shall release Tenant from any liability to Landlord arising from such damage or from any breach of the obligations imposed on Tenant hereunder.

     13.   PREPAID RENT

     Tenant  shall pay upon the execution of this Lease the amount set forth  in
Section 1 (I) to be held as Prepaid Rent and security to be forfeited, without limitation of other remedies, for any defaults of this Lease by Tenant occurring prior to the Rental Commencement Date. If no such defaults occur the Prepaid Rent shall be applied by Landlord against the first installment of Rent payable by Tenant.

     14.  SECURITY DEPOSIT

     Tenant  shall pay upon the execution of this Lease the amount set forth  in
Section 1 (I) as a Security Deposit, to be held or used by Landlord without interest for the benefit of Landlord as security for the faithful performance by Tenant of all the terms and covenants of this Lease. If Tenant fails to occupy the Premises this sum and the Prepaid Rent will be forfeited without extinguishing or limiting Landlord's right to further damages. if any amount owned by Tenant to Landlord as Base Rent, Additional Rent or otherwise shall be ten (10) days past due, Landlord may apply the Security Deposit toward such obligation and Tenant agrees to re-establish the full amount of Security Deposit paying such additional amount as Additional Rent together with the next installment of Base Rent. The Security Deposit shall be returned to Tenant, less all costs incurred by Landlord in correcting or satisfying any default of this Lease and/or in returning the Premises to the same condition as when delivered to Tenant, excluding reasonable wear and tear, within a reasonable time after the Termination Date. No right or remedy available to Landlord as provided in this Section shall preclude or extinguish any other right or remedy to which Landlord might otherwise be entitled by this Lease or by Law.

     15.  SUBORDINATION, ATTORNMENT AND ESTOPPEL

     A. Tenant acknowledges that its rights under this Lease are and shall always be subordinated to the operation and effect of any mortgage, deed of trust, ground lease or other similar security instrument and of all the covenants and restrictions running with the land, now or to be placed upon all or any portion of the Office Building and the Office Building Area, and shall be subject to the legal operation and effect of the loan documents related to landlord's existing loan. The subordination provisions of this Subsection 15.A shall be self-operative and no further instruments of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate or other instrument which Landlord or any holder of any mortgage or any trustee under any Deed of Trust to which their Lease is subordinate, may reasonably request. In the event of any sale of the Office Building and/or Office Building Area, or any part thereof, pursuant to any foreclosure or other provisions of any Deed of Trust or mortgage, this Lease shall continue in full force and effect, and the Tenant will, upon request, attorn to and acknowledge the purchaser or purchasers at such sale or sales as Landlord hereunder. Unless the Beneficiary of such Deed of Trust or other Mortgagee or such purchaser or purchasers or the Trustees under the Deed of Trust shall, at or prior to the time of such sale or sales or within sixty (60) days thereafter, notify the Tenant, in writing, to vacate and surrender the leased Premises within ninety (90) days from the date of such sale or sales, in the event of which notice this Lease Shall fully terminate and expire at the end of such period of ninety (90) days from and after the date of such sale or sales. Tenant, upon request, will execute an attornment instrument and attorn to such Mortgagees or Trustees or to any successor in interest of Landlord, and become its tenant on the same terms and covenants of this Lease for the unexpired portion of the Term. Tenant also agrees, within twenty one (21) days of a written request by Landlord, to execute, acknowledge and deliver to Landlord or to any mortgagee, trustee or other similar secured party designated by Landlord a certificate in writing stating: (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and identifying the modification agreements), or if this Lease is not in full force and effect the certificate shall so state; (ii) the date to which Rent has been paid; (iii) whether or not there is any existing default by Tenant in the payment of Rent or any other sums due under this Lease, and whether or not there is any other existing default by either party and whether a notice of default has been served, and, if there is such a default, specifying its nature and extent; (iv) whether or not there are then any set-offs, defenses or counterclaims against enforcement or the obligations to be perform by Tenant under this Lease; and (v) such other matters relating to this Lease as may be reasonably request by Landlord or any mortgagees, trustees or other secured party, it being intended that any such certificate delivered pursuant to this Section may be relied upon by any such mortgagee, trustee or other secured party; and (vi) an acknowledgement of any Deed of Trust or mortgage on the Office Building and/or Office Building Area in form acceptable to the mortgagee, trustees or beneficiary of trust.

     B. Failure of Tenant to respond timely to a request made pursuant to this Section shall operate as a conclusive presumption that Landlord is not in default of any covenant of this Lease and that it is unmodified except as Landlord otherwise indicates.

     C. No lender who holds a mortgage or is a beneficiary under a deed of trust shall be liable to Tenant for any act of any prior Landlord.


     16.  USE AND QUIET ENJOYMENT

     A. Landlord leases to Tenant and Tenant rents from Landlord the Premises for the Term set forth to be used only as an office for business purposes. Tenant agrees to use the Premises in a manner which does not interfere with the right of quite enjoyment of any other tenant and which is not a nuisance. Landlord agrees that as long as Tenant is not in default of any covenant or term of this Lease, Tenant shall have the right to peaceful and quiet enjoyment of the Premises during the Term against any claims made through or against Landlord.

     B. Landlord may, by notice to Tenant, amend the description of the Premises. Tenant agrees to execute an amendment to this Lease which redescribes the Premises with appropriate rental and tenant improvement adjustments, and the Lease shall otherwise continue in full force and effect.

     C. Landlord hereby grants to Tenant a First Right to Lease contiguous space in the building. Upon receipt of notice from Landlord that a Tenant has been obtained for such contiguous space, Tenant shall exercise its first right to lease within five (5) business days following receipt of Landlord's notification.

     17.  RULES AND REGULATIONS

     Tenant acknowledges receipt of and agrees to comply with the Rules and Regulations of the Premises, Office Building and Office Building Area, attached hereto as Exhibit C as Landlord may amend from time to time by written notice to Tenant. Failure to comply with the then existing Rules and Regulations shall constitute a breach of this Lease.

     18.  TENANT'S FAILURE TO PERFORM

     In the event that Tenant fails, after fifteen(15) days written notice from Landlord, to keep the Premises in a good state of condition and repair, or to commence and continuously make required repairs, or to do any act or make any payment or perform any term or covenant on Tenant's part required under this Lease, or otherwise fails to comply herewith, Landlord may, at its option, but without being required to do so, immediately, or at any time thereafter and without notice, perform the same for the account of Tenant (including entering upon the leased Premises at all reasonable hours to make repair an do any act or make any payment which Tenant has failed to do), and if Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith, including, but not limited to, attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest and costs, shall be deemed to be Additional Rent hereunder and shall be paid by Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefor. All rights given to Landlord in this Section shall be in addition to any other right or remedy of Landlord herein contained.

     19.  DEFAULT AND REMEDIES

     A. Landlord. If the Rent and all other sums of money which may be considered Additional Rent in whole or in part are not paid when due, Landlord may distrain upon Tenant's goods located on the Premises. In the event, (1) Tenant shall breach the covenant to pay Rent by Failing to pay Rent or all other sums of money which may be considered Addition Rent when due; or (ii) the Premises shall be serted or vacated or Tenant suspends its business; or (iii) Tenant shall fail to comply with any term provision, condition or covenant of this Lease other than as set forth in (i) above, or any of the Rules and Regulations now or hereafter established for the government of the Premises, Office Building and Office Building Area; or (iv) any petition or other proceeding is filed by or against Tenant under the National Bankruptcy Act, as amended, or any proceeding provided by the applicable laws of Maryland in the nature of a bankruptcy or for the benefit of creditors; or (v) Tenant shall become insolvent or make a transfer for the benefit of creditors; or (vi) Tenant shall make as assignment for the benefit of creditors; or (vii) a receiver is appointed for a substantial part of the assets of Tenant; or (viii) the leasehold interest is levied on under execution or lien - then, in any of such events, Landlord shall have the option to do any of the following in addition to and not in limitation of any other remedy permitted by law or by this Lease:

     (a) Terminate this Lease in which event Tenant shall immediately surrender the Premises to Landlord; but if Tenant shall fail to do so, Landlord may, without further notice and without prejudice to any other remedy Landlord may have for possession or arrearages in Rent or damages for breach of contract, enter upon the Premises and remove Tenant and his effects by force, if necessary, without being liable to prosecution or any claim for damages, and Tenant agrees to indemnify Landlord for all loss and damages which Landlord may suffer by reason of such termination, whether through inability to relet the Premises, or through decrease in Rent, or otherwise, including but not limited to, all expenses, including reasonable attorney's fees of any proceedings, expenses of re-renting , etc. In the event of such termination, Landlord may at its option, declare the entire amount of the Rent, which would become due and payable during the remainder of the Term, to be immediately due and payable, in which event Tenant agrees to pay the same at once together with all Base Rents and additional Rents to Landlord. Such payments shall not constitute a penalty or forfeiture or liquidated damages, but shall merely constitute a payment in advance of the Rent for the remainder of the Term. Upon making such payment, Tenant shall be entitled to receive from Landlord all Rents received by Landlord from other tenants on account of the Premises during the Term of this Lease; provided, however, tact the monies to which the Tenant shall so become entitled shall in no event exceed the entire amount payable by Tenant to Landlord as Base Rent and Additional Rent.

     (b) Enter the Premises as the agent of Tenant, by force if necessary, without being liable to prosecution or any claim for damages and relet the Premises as the agent of the Tenant and receive the Rent therefor, and the Tenant shall pay to the Landlord on demand any deficiency that may arise by reason of such reletting.

     (c) Perfect and otherwise enforce a lien, which Tenant agrees that Landlord shall have, on all personal property, fixtures and trade fixtures of Tenant, presently existing or subsequently acquired, placed in the Office Building by or for the benefit of Tenant, and may, without notice and without liability to Tenant or other party, be sold by Landlord at public or private sale with the proceeds being applied to the amount owed to Landlord and toward damages from Tenant's breach of this Lease.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided by this Lease or by law. If Landlord shall incur any expense, including covenants or term of this lease, the amounts so incurred shall be payable to Landlord as Additional Rent by Tenant with the next due installment of Base Rent.

     B. Tenant. If the Landlord or any successor in interest shall be an individual, joint venture, tenancy in common, firm, or partnership, general or limited, there shall be no personal liability on such individual or on the members of such joint venture, tenancy in common, firm, or partnership or on such joint venture, tenant in common, firm, or partnership, in respect to any of the covenants or conditions of this Lease or arising out of the occupancy by Tenant of the Premises. The Tenant shall look solely to landlord's interest in the Office Building and there shall be no other liability of Landlord to Tenant for the satisfaction of the remedies of the Tenant in the event of a breach by the Landlord of any of the covenants or conditions of this Lease.

     20.  PERSONAL PROPERTY OF TENANT

     A. If Tenant shall not remove all its personal property from the Premises at the termination of this Lease, Landlord may remove all or part of that property in any manner Landlord chooses and may store the same without liability to Tenant for its loss or damage. Tenant shall be liable to Landlord for all expenses incurred in the removal and storage of Tenant's personal property.

     B. The Tenant covenants and agrees that all furniture, fixtures and property of every kind, nature and description which may be in or upon the Premises or Office Building or Office Building Area during the term of this Lease or any extension thereof shall be at the sole risk and hazard of the Tenant and if the whole or any cause whatsoever no part of said damage or loss shall be charged or borne by the Landlord except said loss occasioned by the negligence of the Landlord.

     21.  FORCE MAJEURE

     Landlord shall be excused for the period of any delay in the performance of any obligation when the delay is, in Landlord's opinion, any cause or causes beyond its control which include, but are not limited to, all labor disputes, governmental regulations or controls, fire or other casualty, inability to obtain any material, services or financing.

     22.  CONDEMNATION

     If the Premises or any part shall be taken by eminent domain or by a negotiated sale or settlement in lieu of a taking by eminent domain, this Lease shall terminate on the date when title vests pursuant to such taking or sale and the Base Rent and Additional Rent shall be apportioned as of that date. The award or any payment made as a result of such taking or sale shall be the property of Landlord, but Tenant shall be entitled to seek on its own behalf a separate award for trade fixtures installed by Tenant at its own expense and which are not part of the Premises and relocation.

     23.  APPLICABLE LAW

     This Lease shall be construed according to the laws of the State of Maryland.

     24.  CAPTIONS AND HEADINGS

     The captions and headings throughout this Lease are for convenience and reference only, and shall in no way affect the interpretation, construction or meaning or any provision of this Lease.

     25.  RECORDING

     Both Landlord and Tenant agree that upon the request of the other, they will execute, acknowledge and deliver a short form of Lease (or Memorandum of Lease) suitable for being recorded among the Land Records of Prince George's County, Maryland, and that all costs of such recording, including all taxes, fees and charges shall be paid by Tenant as Additional Rent.

     26.  JOINT AND SEVERAL LIABILITY

     In the event that two (2) or more Parties shall sign this Lease as Tenant, the liability of each such party to pay Rent and perform all other covenants of this Lease shall be joint and several. In the event that the Tenant shall be a partnership or other business association, the members of which are, by virtue of statute or general law, subject to personal liability, the liability of each such member shall be personal and joint and several.

     27.  NO DISCRIMINATION

     Landlord requires the Office Building be operated in such a manner so that all tenants, and their customers, employees, licensees and invitees shall have an equal opportunity to obtain all the goods, services, accommodations, advantages, facilities and privileges of the Office Building without discrimination because of race, creed, color, sex, age, national origin or ancestry. Tenant agrees not to discriminate in the conduct and operation of its business in the Premises against any person or group of persons because of the race, creed, color, sex, age, national origin or ancestry of such persons or group of persons.

     28.  NO OPTION

     The submission of this Lease to Tenant for execution does not constitute a reservation of or option for the Premises, and this Lease becomes effective only upon execution and delivery to Tenant by Landlord.

     29.  SEVERABILITY

     If the application of any term or provision of this Lease, whether in whole or in part, be held invalid or unenforceable, in general or in any instance, the remainder of this Lease shall not be affected by such holding and it shall be fully enforced.

     30.  INTEGRATION OF AGREEMENTS

     This  writing  is  intended by the Parties as a final expression  of  their agreement and is a complete and exclusive statement of its terms, and all negotiations, considerations and representations between the parties are incorporated herein. No course of prior dealings between the Parties or their affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease. Acceptance of, or acquiescence to, a course of performance rendered under this Lease or any prior agreement between the Parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms or covenants of this Lease. Other than as specifically set forth in the Lease, no representations, understanding, or agreements have been made or relied upon in the making of this Lease. This Lease can only be modified in writing and signed by each of the Parties or their agents.

     31.  THIRD PARTY BENEFICIARY

     Nothing contained in this Lease shall be construed so as to confer upon any other party the rights of a third party beneficiary, except as may be otherwise specifically provided for herein.

     32.  NO WAIVER

     The failure of Landlord to insist, in any one or more instances, upon a strict performance of any of the covenants or to exercise any option contained in this Lease shall not be construed as a waiver or a relinquishment for the future of such covenant or option, and the same shall continue and remain in full force and effect. The receipt by Landlord of Rent coupled with knowledge of the breach of any covenant of this Lease shall not be a waiver of such breach.

     33.  NOTICES

     All notices, demands and requests required under this Lease shall be in writing. All such notices, demands and requests shall be deemed to have been properly given if sent by United States registered or certified mail, postage, prepaid, addressed to the notice addresses set forth below:

     TO TENANT:                              TO LANDLORD:

     Washington Homes, Inc.                  Citadel Land, Inc.
     1802 Brightseat Road                    1802 Brightseat Road
     Landover, MD 20785                      Landover, MD 20785
     Attn: President                         Attn: President





     Either party may designate a change of address by written notice to the other party. Notices, demands and requests which shall be served by registered or certified mail in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder at the time such notice, demand or request shall be mailed by United States registered mail or certified mail as aforesaid in any Post Office or Branch Post Office regularly maintained by the United States Government.

     34.   REAL ESTATE BROKER

     Tenant warrants what no real estate broker or any other party has participated in bringing about this Lease and agrees to hold harmless and indemnify Landlord from all claims of others arising out of the negotiation or entering into of this Lease.

     35.   EFFECTIVE DATE OF THIS LEASE

     All terms, conditions, and covenants by Tenant contained in this Lease shall be effective as of delivery of this Lease by Landlord to Tenant except the covenant to pay Rent which shall be effective on the Rental Commencement Date.

     36.   VARIATION IN PRONOUNS

     All pronouns and any variation thereof shall be deemed to refer to masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

     37.   SUCCESSORS AND ASSIGNS

     The covenants, conditions and agreements contained in the Lease shall bind and inure to the benefit of Landlord and Tenant, and their respective heirs, distributees, executors, administrators, successors and, except as otherwise provided in this Lease, their assigns. Tenant's obligation to pay all sums under this Lease shall survive the expiration or sooner termination of the Term.

     38.   PROPERTY SUBJECT TO DECLARATIONS

     Notwithstanding any of the terms of this Lease, the Office Building and the Office Building Area are subject to easements, restriction, plats, covenants, declarations and agreements of record and nothing contained in this Lease shall in any way contravene any of the conditions imposed on the Office Building and Office Building Area by any of the foregoing documents.

     39.   LANDLORD'S LIABILITY

     The term "Landlord" as used in the Lease means only the owner or the mortgagee or trustee, as the case may be, in possession, for the time being of the Office Building or Office Building Area (or the owner of a lease of the Office Building or of the Office Building Area), so that in the event of any transfer of title to or lease of said Office Building or Office Building Area, the Landlord in possession immediately prior to such transfer or lease shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder thereafter accruing.

     IN WITNESS WHEREOF, the Parties hereto have executed this Lease under their respective seals as of the day and year first above written.



WITNESS:                           LANDLORD:

                                  CITADEL LAND INC.



                          By:





                                  TENANT:

                                  WASHINGTON HOMES, INC.



                           By:

                                  President